Exhibit 10.2
ADDENDUM NO. 8 TO
AMENDED AND RESTATED SERVICES AGREEMENT
This Addendum No. 8 (this “Addendum”) is made and entered into as of the 24th day of March, 2021 (the “Addendum Effective Date”) by and between IHC Health Services, Inc., a Utah non-profit corporation, (“IMH” or sometimes referred to as “Intermountain” or “Intermountain Healthcare”) and R1 RCM Inc., a Delaware corporation, formerly known as Accretive Health, Inc. (“R1”) (each a “Party” and collectively, the “Parties”), pursuant to and subject to that certain Amended and Restated Services Agreement (as amended, referred to herein as the "Services Agreement") dated as of January 23, 2018, by and between the Parties.

WHEREAS, the Services Agreement was amended by (i) Addendum No. 1 to Amended and Restated Services Agreement, effective as of April 30, 2018, (ii) Addendum No. 2 to Amended and Restated Services Agreement, effective as of June 18, 2018, (iii) Addendum No. 3 to Amended and Restated Services Agreement, effective as of September 27, 2018, (iv) Addendum No. 4 to Amended and Restated Services Agreement, effective as of April 30, 2019, (v) Addendum No. 5 to Amended and Restated Services Agreement, effective as of December 31, 2019, (vi) Addendum No. 6 to Amended and Restated Services Agreement, effective as of January 28, 2020, and (vii) Addendum No. 7 to Amended and Restated Services Agreement, effective as of April 30, 2020.

NOW THEREFORE, in consideration of the premises and mutual consents set forth below, the Parties hereby agree as follows, in each case, effective as of January 1, 2021:

1.Purpose.
This Addendum makes certain amendments with respect to Service Level 12 as a result of changes in policies and registration services for the IMH Facilities due to COVID-19. When signed by both Parties, this Addendum shall be attached to, and deemed a part of, the Services Agreement. All other terms and conditions of the Services Agreement shall remain in full force and effect.
2.Amendments to Service Level 12.
2.1Adjustments to Target Levels. The Parties agree that for the two Measurement Windows commencing January 1, 2021 and ending [*****], the Target Level for Service Level 12 ‘Patient Registration Survey Score’ shall be:
for the Emergency Department Registration Survey Score, greater than or equal to [*****]; and (b) for the Inpatient Registration Survey Score, greater than or equal to [*****]. For the avoidance of doubt, R1 must meet (a) and (b) to achieve the Target Level for this Service Level.

[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

2.2Adjustment to Calculation of Service Level Credit. The Parties agree that if, for all Measurement Windows commencing January 1, 2021, R1’s performance for Service Level 12 does not achieve the Target Level, but R1 achieved the individual target level for either the Emergency Department Registration Survey Score or the Inpatient Registration Survey Score, then the Service Level Credit owed by R1 to Intermountain with respect to Service Level 12 shall be equal to [*****] of the amount of the Service Level Credit.
2.3Patient Satisfaction Discussions. Commencing on or around [*****], the Parties will review the results from the prior [*****] period and discuss in good faith adjustments to the Target Level for Service Level 12 for Measurement Windows occurring after [*****], with the intent to improve overall patient satisfaction and to maintain or exceed [*****] percentile in the Press Ganey facilities comparison for questions related to courtesy of the registrar during registration.
2.4Commitment to Education and Training. R1 will continue to provide education and training to R1 personnel performing registration Services with a focus on courtesy during the registration process.

SIGNATURE PAGE FOLLOWS

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[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

IN WITNESS WHEREOF, the Parties have caused this Addendum to be executed by their respective duly authorized representatives as of the Addendum Effective Date.

IHC Health Services, Inc. By: /s/ Todd Craghead Name: Todd Craghead Title: Finance VP, Revenue Cycle	R1 RCM Inc. By: /s/ John Sparby Name: John Sparby Title: EVP, COO of R1 RCM

SIGNATURE PAGE TO ADDENDUM 8 TO AMENDED AND RESTATED SERVICES AGREEMENT